SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






         Date of Report (Date of earliest event reported) April 23, 2003







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)





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
         Pennsylvania                                0-22316                        23-2731409
------------------------------------        ------------------         -----------------------------------
(State or other jurisdiction of                 (Commission File                        (I.R.S. Employer
incorporation or organization)                   Number)                                Identification No.)




420 S. York Road, Hatboro, Pennsylvania                                         19040
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(Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------


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Items 1-4 and Items 6-9.  None

Item 5.  Other Events

First Quarter Earnings Announced

On April 23, 2003, the Company released its earnings for the first quarter 2003.

Item 7.  Financial Statements and Exhibits

EXHIBITS

Press Release dated April 23, 2003.




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN-AMERICA GROUP, INC.



Date:  April 23, 2003
                                        BY:     /s/ Garland P. Pezzuolo
                                                ----------------------------
                                                 Garland P. Pezzuolo
                                                 Vice President, Secretary and
                                                 General Counsel